UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                      -------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
                (Date of earliest event reported): April 27, 2006

                           OCWEN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



          Florida                       1-13219                   65-0039856
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)



              1661 Worthington Road
                    Suite 100
             West Palm Beach, Florida                         33409
       (Address of principal executive office)              (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                                   Page 1 of 9
                             Exhibit Index on Page 4

Item 8.01         Other Events

                  The news release of the Registrant dated April 27, 2006, announcing its first quarter 2006 results is attached hereto and filed herewith as Exhibit 99.1.


Item 9.01         Financial Statements and Exhibits

  (a) - (b)       Not applicable.


  (c)             Exhibits

                  The following exhibits are filed as part of this report:

                  99.1 Text of a press release by the Registrant dated April 27, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            OCWEN FINANCIAL CORPORATION
                                            (Registrant)


                                            By: /s/ ROBERT J. LEIST, JR.
                                                --------------------------------
                                                Robert J. Leist, Jr.
                                                Senior Vice President and
                                                Principal Financial Officer



Date:    May 1, 2006

INDEX TO EXHIBIT



  Exhibit No.       Description                                             Page
  -----------       -----------                                             ----

     99.1           News release of Ocwen Financial Corporation, dated        5
                    April 27, 2006, announcing its first quarter 2006 results and certain other information.